                                                             ___________ _, 2003

Broadband Capital Management LLC
805 Third Avenue
15th Floor
New York, New York 10022

                  Re:      Great Wall Acquisition Corporation
                           ----------------------------------

Gentlemen:

                  This letter will confirm the agreement of the undersigned to each purchase warrants ("Warrants") of Great Wall Acquisition Corporation
("Company") included in the units ("Units") being sold in the Company's initial public offering ("IPO") upon the terms and conditions set forth herein. Each
Unit is comprised of one share of Common Stock and two Warrants. The shares of
Common Stock and Warrants will not be separately tradeable until 90 days after the effective date of the Company's IPO unless Broadband Capital Management LLC
("Broadband") informs the Company of its decision to allow earlier separate trading.

                  Each of the undersigned agrees that this letter agreement
constitutes an irrevocable order for Broadband to purchase for each of the undersigned's account within the twenty trading-day period commencing on the date separate trading of the Warrants commences ("Separation Date") up to
500,000 Warrants at market prices not to exceed $0.65 per Warrant ("Maximum
Warrant Purchase"). Broadband (or such other broker dealer(s) as Broadband may assign the order to) agrees to fill such order in such amounts and at such times as it may determine, in its sole discretion, during the twenty trading-day period commencing on the Separation Date. Broadband further agrees that it will not charge the undersigned any fees and/or commissions with respect to such purchase obligation.

                  Each of the undersigned may notify Broadband that all or part of his respective Maximum Warrant Purchase will be made by an affiliate of the undersigned (or another person or entity introduced to Broadband by the undersigned (a "Designee")) who (or which) has an account at Broadband and, in such event, Broadband will make such purchase on behalf of said affiliate or
Designee; provided, however, that each of the undersigned hereby agrees to make payment of the purchase price of such purchase in the event that the affiliate or Designee fails to make such payment.

                                                     Very truly yours,

                                                     -----------------------
                                                     Justin Tang

                                                     -----------------------
                                                     Kin Shing Li